Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934

                            (Amendment No. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     COMBINED PENNY STOCK FUND, INC.
            (Name of Registrant as Specified In Its Charter)

 ..................................N/A....................................
 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

          [X]  No fee required.

          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies: N/A

     2) Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

     4) Proposed maximum aggregate value of transaction: N/A

     5) Total fee paid: $0.00

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid: N/A

     2) Form, Schedule or Registration Statement No.:  1940 Act
     Registration No. 811-3888

     3) Filing Party:

     John R. Overturf, Jr., President
     Combined Penny Stock Fund, Inc.
     6180 Lehman Drive, Suite 103
     Colorado Springs, CO 80918


     4) Date Filed: January 13, 2000

                     COMBINED PENNY STOCK FUND, INC.
                      6180 Lehman Drive, Suite 103
                       Colorado Springs, CO 80918

       NOTICE OF SPECIAL IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON FEBRUARY 23, 2000




A Special in Lieu of Annual Meeting (the "Meeting") of Shareholders of Combined Penny Stock Fund, Inc. (the "Fund" or the "Company") will be held at 5373 N. Union Boulevard, Suite 100, Colorado Springs, Colorado 80918 on February 23, 2000 at 10:00 o'clock a.m. Mountain Standard Time for the purpose of considering and voting upon the following:


     1. To elect four (4) Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

     2. To ratify and approve the selection by the Board of Directors of the firm of Stockman Kast Ryan & Company, LLP, a Limited Liability Company, as the independent certified public accountant for the Fund for the fiscal year ending September 30, 2000.

Information relating to the above matters is set forth in the accompanying Proxy Statement. Only holders of outstanding shares of the Company's common stock of record at the close of business on January 14, 2000 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof.


The Proxy Statement is being mailed on or about January 22, 2000, to Shareholders eligible to vote at the Meeting. A copy of the Company's Annual Report to Shareholders, including financial statements for the year ended September 30, 1999, was mailed to shareholders prior to the mailing of the Proxy Statement. The Company will furnish, without charge, a copy of the Annual Report and the most recent semi-annual report succeeding the annual report to a shareholder upon request made by mail or by collect telephone call directed to R. Stanley Pittman, 6180 Lehman Drive, Suite 103, Colorado Springs, CO 80918, (719) 593-2111.


Shareholders are cordially invited to attend the meeting in person.

                                IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD PROMPTLY FILL IN, SIGN AND DATE THE ENCLOSED SELF-ADDRESSED, POSTAGE-PRE-PAID PROXY CARD AND RETURN IT TO THE COMPANY. ALL PROXY CARDS MUST BE RECEIVED BY THE COMPANY AT OR PRIOR TO THE SHAREHOLDERS MEETING. Any proxy may be revoked at any time before it is voted by written notice mailed or delivered to the Secretary, by receipt or a proxy properly signed and dated subsequent to an earlier proxy, and by revocation of a written proxy by request in person at the Meeting. If not so revoked, the shares represented by the proxy will be voted in accordance with your instruction on the proxy form.

                              COMBINED PENNY STOCK FUND, INC.


                              /s/ JOHN R. OVERTURF, JR.
                              John R. Overturf, Jr., President

                     COMBINED PENNY STOCK FUND, INC.
                      6180 Lehman Drive, Suite 103
                    Colorado Springs, Colorado 80918

                             PROXY STATEMENT
                                   FOR
            SPECIAL IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS


     This Proxy Statement is furnished to the Shareholders of Combined Penny Stock Fund, Inc. (Respectively the "Shareholders" and the "Fund" or the "Company") in connection with the solicitation by the Fund of proxies to be used at a Special in Lieu of Annual Meeting of Shareholders and at any adjournments thereof (the "Meeting"), at 5373 N. Union Boulevard, Suite 100, Colorado Springs, Colorado 80918 on February 23, 2000 at 10:00 o'clock a.m. Mountain Standard Time and at any adjournment thereof. When the accompanying proxy is properly executed and returned, the shares of common stock it represents will be voted at the Meeting and, where a choice has been specified on a proxy, will be voted in accordance with such specification. If no choice is specified on a proxy, the shares it represents will be voted as follows:


     *    FOR the election of four (4) Directors of the Fund,

     * FOR the ratification of Stockman Kast Ryan & Company, LLP, a Limited Liability Company, as the Fund's independent certified public accountant for the fiscal year ending September 30, 2000,

     In the event the Meeting is, for any reason, adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the Meeting. At the adjourned meeting, any business may be transacted which might have been transacted at the original Meeting.

     ALL PROXY CARDS MUST BE RECEIVED BY THE COMPANY AT OR PRIOR TO THE SHAREHOLDERS MEETING. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.


     This Statement is being mailed on or about January 22, 2000, to Shareholders eligible to vote at the Meeting. The Company will furnish, without charge, a copy of the Annual Report and the most recent semi-annual report succeeding the annual report to a Shareholder upon request made by mail or by collect telephone call directed to R. Stanley Pittman, 6180 Lehman Drive, Suite 103, Colorado Springs, CO 80918, (719) 593-2111.


     The Fund is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone, telegraph or other personal solicitations of certain Shareholders and brokers by one or more of the Directors or by Officers or employees of the Fund. The Fund may request banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, the Fund has not made any contracts or arrangements for such solicitations, hence it cannot identify any parties or estimate the cost of such solicitation.

     Only Shareholders of record as of the close of business on January 14, 2000 (the "Record Date"), will be entitled to vote at the Meeting. Representation of a majority of the Fund's shares of common stock outstanding on such date, either in person or by proxy, constitutes a quorum for the Meeting. As of the Record Date, the Fund had outstanding 51,925,600 shares of common stock ("Shares"), with each Share being entitled to one vote. Election of the nominees as directors and the approval of each proposal which will be presented at the Meeting requires the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended [the lesser of (i) 67% of the shares represented at the Meeting, if more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares]. Abstentions and broker non-votes will have the legal effect of a vote against the election of each director nominee and against each proposal to which the abstention or broker non-vote applies.

       SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth as of the date hereof, certain information with respect to the ownership of the Fund's common stock by (i) each of the Fund's directors individually, (ii) shareholders known by the Fund to own beneficially more than 5% of the outstanding common stock of the Fund, and (iii) all officers and directors as a group. Each beneficial owner of the Fund's common stock listed below has sole investment and voting power of the shares that he beneficially owns, except as noted.


     Name and Address            Amount and Nature              Percent
    of Beneficial Owner      of Beneficial Ownership(1)         of Class
    -------------------      --------------------------         --------

John R. Overturf, Jr.                  200,000                     0.4%
6180 Lehman Drive, Suite 103
Colorado Springs, CO 80918

A. Leonard Nacht                       1,100,000                   2.1%
P.O. Box 1679
Edwards, CO  81632

Jeffrey J. Kormos                        -0-                       0.0%
8751 North 51st Ave., #115
Glendale, AZ 85302

Brian E. Power                           -0-                       0.0%
P.O. Box 7134
Nut Tree, CA 75696

Officers and Directors as a group     1,300,000                    2.5%
 (4 persons)

Cede & Company                        16,182,884                  31.2%
P.O. Box 20
Bowling Green Station
New York, NY 10004

(1) Includes shares owned by spouses, partnerships of which the officers and directors are general partners, and retirement plans of the officers and directors.

(2) Cede & Company is a clearing house which is listed as record owner of the Fund's shares but is not a beneficial owner and does not exercise the power to vote the shares indicated other than as voted by the beneficial owners. It is a nominee, holding the shares in "street name" for the actual beneficial owners, the identity of whom are unknown to the Fund.

     No change in control has occurred during the Company's last fiscal year.

PROPOSAL 1:    ELECTION OF DIRECTORS

     The Directors voted to nominate four (4) Directors for election to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the following nominees has consented to be nominated to serve as a Director of the Fund. All of the nominees are currently Directors of the Fund.

     The Fund's Articles of Incorporation expressly prohibit cumulative voting. Therefore, the holders of a majority of the fund's shares could elect all of the Directors. It is expected that the proxies received by the Directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all or one or more individuals, to elect as Directors the following nominees, whose principal occupations during the past five (5) years or more, directorships and certain other affiliations and information are set forth below:

     A.   Information Concerning Nominees
          -------------------------------

          The following table sets forth certain information about the nominees for election as directors:

                                                        Principal Occupation During Past Five
Name                   Age    Position With Fund     (5) or More Years and Current Affiliation
----                   ---    --------------------   ------------------------------------------
John R. Overturf, Jr.* 38      President since       Mr. Overturf serves as President of the
                               August 1996           Combined Penny Stock Fund, Inc., a
                               Director from         closed-end stock fund, a position he has
                               March 1996            held since August 1996.  From September
                                                     1993 until September 1996, Mr. Overturf
                                                     served as Vice-President of the Rockies
                                                     Fund, Inc., a closed-end stock market
                                                     fund.  Mr. Overturf serves as the
                                                     President of R.O.I., Inc., a private
                                                     investment company, a position he has
                                                     held since July 1993.  From June 1984
                                                     until February 1992, Mr. Overturf
                                                     served as Vice President of Colorado
                                                     National Bank.  Mr. Overturf holds a
                                                     Bachelor of Science degree in Finance
                                                     from the University of Northern
                                                     Colorado.  Mr. Overturf also is a
                                                     director of BioSource International,
                                                     Inc., a California corporation.

A. Leonard Nacht*    70        Secretary since       From April 1990 to October 1991, Dr.
                               April 1990            Nacht was Secretary of Redwood MicroCap
                               Director since        Fund, Inc. ("RMCF").  From 1957 to 1994,
                               February 1990         Dr. Nacht was in the private practice
                                                     of dentistry.  Dr. Nacht has a DDS
                                                     degree from the University of
                                                     Washington and is a member of the
                                                     American and Colorado Dental Associations.

Jeffrey J. Kormos    58        Director since        From August, 1994 until present, Mr.
                               July 1997             Kormos has been employed as an account
                                                     executive with Yee, Desmond, Schroeder
                                                     & Allen, Inc., an NASD member
                                                     stockbrokerage firm; December, 1992 to
                                                     August, 1994, Mr. Kormos was an account
                                                     executive with First Affiliated
                                                     Securities, Inc.;  December 1985 until
                                                     April, 1987 an account executive with
                                                     Quinn & Co.; December, 1982 until
                                                     December, 1985 an account executive
                                                     with First Affiliated Securities, Inc.;
                                                     1977 until December, 1982, Mr. Kormos
                                                     served as President and owner of Metro
                                                     Exterior Decorators, Inc., a licensed
                                                     contractor.



                                    3

Brian E. Power       33        Director since        Mr. Power is self-employed and is the
                               October 1996          founder and general partner of several
                                                     private companies.  In January 1997,
                                                     Mr. Power founded Lone Oak Vineyards,
                                                     Inc., a vineyard acquisition and
                                                     development company.  Mr. Power is a
                                                     founder and general partner in Silver
                                                     Creek Associates, a partnership which
                                                     was established in March 1996 to
                                                     develop small luxury resort properties
                                                     in California's Napa Valley.  From
                                                     January 1992 until its sale in June
                                                     1996, Mr. Power was a principal founder
                                                     and officer of Signature Wines, Inc., a
                                                     private label winery.  In addition, Mr.
                                                     Power has been a director of two public
                                                     companies.  From July, 1991 until
                                                     August, 1993, Mr. Power served as a
                                                     director of the Rockies Fund and from
                                                     its inception in July 1993 until August
                                                     1996, Mr. Power served as a director of
                                                     Redwood Broadcasting.  Mr. Power
                                                     attended the University of California
                                                     at Davis.

*Mr. Overturf and Dr. Nacht may be deemed "interested persons" as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of their being officers as well as directors of the Fund.

     B.   MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
          -------------------------------------------------

          i.   MEETINGS OF BOARD OF DIRECTORS

               The Board had one in person meeting during the fiscal year ending September 30, 1999. Each Director who was not also an officer of the Fund is entitled to receive a fee of $50 for each telephone meeting attended, $1,000 for each formal meeting attended and $1,000 for attendance at the Annual Meeting of Shareholders. $2,000 were expended on Director's fees during the year ended September 30, 1999. Mr. Overturf and A. Leonard Nacht who are officers of the Fund each received $1,000 in Director fees.

          ii.  APPRAISAL AND REVIEW

               The Board has established an Appraisal Committee which reviews all transactions with respect to execution price and brokerage commissions to determine if the Fund is receiving "best execution." The Appraisal Committee also proposes to the Board appropriate methods of valuation for securities that are not publicly traded or are otherwise subject to restrictions upon transfer. Valuation for such securities are determined in good faith by the Fund's Board of Directors. From March 27, 1996 until June 30, 1997, the Appraisal Committee consisted of John R. Overturf, Jr., Allan Williams and A. Leonard Nacht. Allan Williams resigned from the Board of Directors on June 30, 1997. From July 1, 1997, the Appraisal Committee has consisted of John R. Overturf, Jr., A. Leonard Nacht, Brian Power and Jeffrey Kormos. The Appraisal Committee meets immediately following the close of each month. During the fiscal year ending September 30, 1999, each member of the Appraisal Committee attended every meeting either in person or via the mail, or telephone conference.

          iii. AUDIT, COMPENSATION AND NOMINATING COMMITTEES

               There are no standing audit, compensation or nominating committees of the Board. The foregoing notwithstanding, the Fund's officers and directors are all responsible for maintaining the journals and ledgers required by the Investment Company Act of 1940, as amended.

     C.   EXECUTIVE OFFICERS AND INVESTMENT ADVISOR
          -----------------------------------------

          Mr. Overturf serves as President of the Combined Penny Stock
Fund, Inc. Philip J. Halseide resigned as President of the Fund in March 1996. Mr. Halseide received $7,500 in accrued vacation pay and $13,167 in severance pay upon resignation as President of the Fund. John R. Overturf, Jr. received a salary of $48,000 as President from October 1998 until September 30, 1999. Dr. A. Leonard Nacht serves as the Secretary of the Fund without compensation. During the fiscal year ended September 30, 1999, no other officer was paid more than $30,000 by the Fund. The foregoing amount excludes benefits payable under the Fund's group insurance plans, which are generally available to all employees on a non-discriminatory basis.

          Citadel Asset Management, Ltd. (The "Advisor" or "CAM") acted as the investment advisor to the Fund until July 2, 1992, pursuant to an agreement between CAM and the Fund (the "Advisory Agreement"). By agreement between Cam and the Fund, the Advisory Agreement was terminated on July 2, 1992. Since the termination of the Advisory Agreement, the Fund has operated on a self-directed basis, without the counsel and advice of an investment advisor. Operating on a self-directed basis, the Fund no longer utilizes the services of an investment advisor. Instead, the Board of Directors of the Fund, through the Fund's Advisory Committee and Investment Committee, currently manages the investment operations of the Fund, and otherwise provides the services heretofore performed by the Fund's Investment Advisor. The Advisory Committee and Investment Committe both consist of all of the Fund's directors. The Advisory Committee meets quarterly and the Investment Committee meets monthly.

     D.   LEGAL PROCEEDINGS
          -----------------

          During the last five (5) years no director or officer of the Company has:

          (i) had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two
                (2) years prior to that time;

          (ii) been convicted in a criminal proceeding or subject to a pending criminal proceeding;

          (iii) been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily, enjoining, barring, suspending, or otherwise limiting his involvement in any type of business, securities or banking activities; or

          (iv) been found by a Court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

          No director of the Company, nominee for election as a director of the Company (nor any affiliated person of such director or nominee), nor officer of the Company is a party adverse to the Company, or has a material interest adverse to the Company, in any material pending legal proceeding.


     E.   TRANSACTIONS WITH MANAGEMENT AND OTHERS
          ---------------------------------------

          During the last two years there have not been any transactions or proposed transactions to which the Fund was, or is to become a party, in which (i) a director, nominee for election as a director or executive officer of the Fund, (ii) a beneficial owner of 5% or more of the Fund's common stock, or (iii) a member of the immediate family of any of the foregoing persons, had or is to have a direct or indirect material interest.

     F.   COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
          -------------------------------------------------

          Under the Securities Laws of the United States, the Fund's directors, its executive (and certain other) officers, and any persons holding more than 10% of the Fund's common stock are required to report their ownership of the Fund's common stock and any changes in that ownership to the Securities and Exchange Commission ("SEC") and the NASDAQ stock market. Specific due dates for these reports have been established and the Fund is required to report in this

Proxy Statement any failure to file. Based upon information provided to the Company, all of these filing requirements were satisfied by its officers and directors and 10% holders as of the date of this proxy.

     G.   DIRECTOR AND EXECUTIVE COMPENSATION
          -----------------------------------

          The following tables and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to all directors of the Fund, and for each of the three (3) highest-paid executive officers that have aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000.00.

                                              Pension of                          Compensation From
                            Aggregate    Retirement Benefits   Estimated Total      Fund and Fund
Name of Person             Compensation   Accrued As Part of    Benefits Upon      Complex Paid to
and Position                From Fund          Expenses           Retirement         Directors
------------                ---------          --------           ----------         ---------
John R. Overturf, Jr.      $   49,000            -0-                 -0-             $  49,000
  President since 9/96

A. Leonard Nacht           $    1,000            -0-                 -0-             $   1,000
  Secretary

          No other executive officer of the Fund received compensation during the fiscal year ended September 30, 1999 in excess of $60,000.

          The Company currently has no written employment agreements with its executive officers. The Company has not implemented any stock option, stock bonus, incentive stock option or other similar plans; although the Company may consider the implementation of such plans in the future.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                THE ELECTION OF THE NOMINEES AS DIRECTORS

PROPOSAL 2.    RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL
               YEAR SEPTEMBER 30, 2000

     On September 30, 1996, the Company engaged Stockman Kast Ryan & Company, LLP (f.k.a. Stockman Kast Ryan and Scruggs) of Colorado Springs, Colorado as its principal accountant to audit its financial statements.

     The reports of Stockman Kast Ryan & Company, LLP related to the financial statements of the Company for the fiscal years ended September 30, 1998 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the fiscal years ended September 30, 1998 and 1999, there were no disagreements with Stockman Kast Ryan & Company, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Stockman Kast Ryan & Company, LLP, would have caused Stockman Kast Ryan & Company, LLP to make reference to the matter in their report.

     Prior to its engagement as the Company's independent accountant, Stockman Kast Ryan & Company, LLP had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements or on any matter that was the subject of any prior disagreement between the Company and its previous certifying accountant.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
                    VOTE IN FAVOR OF THE APPOINTMENT

      A representative of Stockman Kast Ryan & Company, LLP is not expected to be present at the Meeting. However, should a representative of the accounting firm attend the Meeting, he will be given the opportunity to make a statement if he so desires, and would be available to respond to appropriate questions.

                              OTHER MATTERS

     During the fall of 1999, the Fund received requests for information from the SEC related to a routine examination by the SEC into various matters, including the administrative and record keeping practices of the Fund, its securities trading activities and those of its officers and directors. As of the date of this Proxy Statement, no determination has been made on the outcome of this examination. There can be no assurance of the outcome of this matter or its ultimate effect on either the Fund's financial position or its Directors.

     DEADLINE FOR SUBMITTING SHAREHOLDER PROPOSALS. The deadline for submitting shareholder proposals to the Company's principal executive offices for mandatory inclusion in the Company's proxy statement and form of proxy for the Company's next annual meeting is July 1, 2000. The deadline for submitting shareholder proposals to the Company's principal executive offices for discretionary inclusion in the Company's proxy statement and form of proxy for the Company's next annual meeting is September 15, 2000.

     The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the person's named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.


                              COMBINED PENNY STOCK FUND, INC.


                               /s/ JOHN R. OVERTURF, JR.
                              John R. Overturf, Jr., President